UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):           November 22, 1999
                                                           (September 10, 1999)

                               FACTUAL DATA CORP.
                              -------------------
             (Exact name of registrant as specified in its charter)

        COLORADO                        0-24205                84-1449911
-----------------------------   ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
 of incorporation or                                        Identification No.)
 organization)


                              5200 Hahns Peak Drive
                          FORT COLLINS, COLORADO 80538
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (970) 663-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  The  registrant  is  filing  the  required  financial   statements  in
          connection with its acquisition of Data Power Information Systems, LLC on September 10, 1999 on this amendment to Form 8-K.

     (b) The registrant is also filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

DATE:  NOVEMBER 22, 1999                     BY:   /S/JERALD H. DONNAN
                                                ____________________________
                                                Jerald H. Donnan
                                                Chief Executive Officer

                   UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                      INCOME (LOSS) AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET

The following unaudited pro forma combined statements of income for the year ended December 31, 1998 and the six month period ended June 30, 1999 and the unaudited pro forma combined balance sheet as of December 31, 1998 and June 30, 1999 give effect to the business combination of Factual Data Corp. and Data Power Information Systems, LLC. The transaction between Factual Data Corp. and Data Power Information Systems, LLC has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of income have been prepared as if the proposed transaction occurred on January 1, 1998. The unaudited pro forma balance sheets have been prepared as if the proposed transaction occurred December 31, 1998 and June 30, 1999, respectively. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma combined statements of income for the year ended December 31, 1998 and the six month period ended June 30, 1999 includes the results of operations of Factual Data Corp., Data Power Information Systems, LLC and previous acquisitions reported on amendments to Form 8-K during 1999.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of Factual Data Corp., Data Power Information Systems, LLC and those previous acquisitions in 1999 reported on as amendments to Form 8-K.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following notes and adjustments are related to the business combination between Factual Data Corp. (FDC) and Data Power Information Systems, LLC (DPIS).

1. Reflects the pro forma amounts contained in Form 8-K/A2 filed on October 15, 1999 which gives effect to FDC's acquisition of F.D.D., Inc. and F.D.S.C., Inc. and previous 1999 acquisitions.

2. Reflects the June 30, 1999 unaudited balance sheet and statement of income for the six months ended June 30, 1999 of FDC as filed on Form 10-QSB on August 13, 1999.

3. Eliminates assets and liabilities not acquired by FDC in connection with its acquisition of DPIS.

4. Records the acquisition of DPIS for $3,193,000. To finance the acquisition, FDC paid $1,993,000 in cash at closing and issued a $1,200,000 note payable bearing interest at 8% per annum. The purchase price has been allocated as follows:

                              ASSET CATEGORY

          Property and equipment .......................         $   90,000
          Intangible Assets ............................          3,103,000
                                                                 ----------
                                                                 $3,193,000
                                                                 ==========

     The $1,993,000 paid in cash has been reflected as a payable at December 31, 1998 as cash balances reflected based on Note 1 above was not sufficient to cover the $1,993,000 payment.

5. To eliminate depreciation and interest expense which will not continue following the business combination.

6. To record depreciation and amortization of fixed assets and intangibles acquired. Fixed assets are depreciated over a five year life, non-compete agreements over the life of the agreements and customer lists over fifteen years.

7.   To record interest expense on acquisition debt at 8% per annum.

8. Pro forma income tax adjustment at the combined statutory rate of 37% for federal and state income taxes.

             UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                         AS OF JUNE 30, 1999



                                                                               Pro Forma Adjustments
                                                                         ------------------------------
                               FDC(2)         DPIS          Total           Debit              Credit               Combined
                            -----------     --------     -----------     ----------         -----------            -----------
Cash                        $ 7,293,843     $ 81,150     $ 7,374,993     $      -           $   (81,150)   (3)     $ 5,300,843
                                                                                             (1,993,000)   (4)
Prepaid expenses and
 other                          634,862        1,065         635,927            -                (1,065)   (3)         634,862
Accounts receivable, net      4,296,692      394,226       4,690,918            -              (394,226)   (3)       4,296,692
                            -----------     --------     -----------     ----------         -----------            -----------
 Total current assets        12,225,397      476,441      12,701,838            -            (2,469,441)            10,232,397
                            ----------      --------     -----------     ----------         -----------            -----------
Property and equipment,
 net                          4,613,362       62,581       4,675,943         90,000   (4)       (62,581)   (3)       4,703,362

Other assets                 19,925,863       85,587      20,011,450      3,103,000   (4)       (85,587)   (3)      23,028,863
                            -----------     --------     -----------     ----------         -----------            -----------
                            $36,764,622     $624,609     $37,389,231     $3,193,000         $(2,617,609)           $37,964,622
                            ===========     ========     ===========     ==========         ===========            ===========

Current portion of
 long-term debt             $ 2,596,673     $ 34,054     $ 2,630,727     $   34,054   (3)   $  (381,493)   (4)     $ 2,978,166
Accounts payable              3,256,561      179,917       3,436,478        179,917   (3)           -                3,256,561
Accrued payroll and
 expenses                       621,197      136,401         757,598        136,401   (3)           -                  621,197
Income taxes payable                -             -              -              -                   -                      -
Deferred income taxes            59,291           -           59,291            -                   -                   59,291
                            -----------     --------     -----------     ----------         -----------            -----------
   Total current
    liabilities               6,533,722      350,372       6,884,094        350,372            (381,493)             6,915,215
                            -----------     --------     -----------     ----------         -----------            -----------
Long-term debt                4,157,288       49,570       4,206,858         49,570   (3)      (818,507)   (4)       4,975,795
Deferred income taxes           320,418           -          320,418            -                   -                  320,418

Shareholders' equity
 Common stock                22,600,129           -       22,600,129            -                   -               22,600,129
 Retained earnings            3,153,065           -        3,153,065            -                   -                3,153,065
 Partners' capital                  -        224,667         224,667        224,667   (3)           -                      -
                            -----------     --------     -----------     ----------         -----------            -----------
                             25,753,194      224,667      25,977,861        224,667                 -               25,753,194
                            -----------     --------     -----------     ----------         -----------            -----------
                            $36,764,622     $624,609     $37,389,231     $  624,609         $(1,200,000)           $37,964,622
                            ===========     ========     ===========     ==========         ===========            ===========


                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1998


                                                                              Pro Forma Adjustments
                                                                         ------------------------------
                               FDC(1)         DPIS          Total           Debit              Credit               Combined
                            -----------     --------     -----------     ----------         -----------            -----------
Cash                        $   (94,319)    $195,320     $   101,001     $      -           $  (195,320)   (3)     $   (94,319)
Prepaid expenses and
 other                          105,964        2,663         108,627            -                (2,663)   (3)         105,964
Accounts receivable, net      2,919,578      526,448       3,446,026            -              (526,448)   (3)       2,919,578
                            -----------     --------     -----------     ----------         -----------            -----------
 Total current assets         2,931,223      724,431       3,655,654            -              (724,431)             2,931,223
                            ----------      --------     -----------     ----------         -----------            -----------
Property and equipment,
 net                          3,031,119       54,252       3,085,371         90,000   (4)       (54,252)   (3)       3,121,119

Other assets                 15,994,559       85,587      16,080,146      3,103,000   (4)       (85,587)   (3)      19,097,559
                            -----------     --------     -----------     ----------         -----------            -----------
                            $21,956,901     $864,270     $22,821,171     $3,193,000         $  (864,270)           $25,149,901
                            ===========     ========     ===========     ==========         ===========            ===========

Current portion of
 long-term debt             $ 3,806,620     $ 32,805     $ 3,839,425     $   32,805   (3)   $  (196,338)   (4)     $ 5,995,958
                                                                                             (1,993,000)
Accounts payable              2,225,685      233,223       2,458,908        233,223   (3)           -                2,225,685
Accrued payroll and
 expenses                       431,441       96,396         527,837         96,396   (3)           -                  431,441
Income taxes payable            524,186           -          524,186            -                   -                  524,186
Deferred income taxes            59,291           -           59,291            -                   -                   59,291
                            -----------     --------     -----------     ----------         -----------            -----------
   Total current
    liabilities               7,047,223      362,424       7,409,647        362,424          (2,189,338)             9,236,561
                            -----------     --------     -----------     ----------         -----------            -----------
Long-term debt                3,770,904       66,897       3,837,801         66,897          (1,003,662)    (4)      4,774,566
Deferred income taxes           302,762           -          302,762            -                   -                  302,762

Shareholders' equity
 Common stock                 8,614,705           -        8,614,705            -                   -                8,614,705
 Retained earnings            2,221,307           -        2,221,307            -                   -                2,221,307
 Partners' capital                  -        434,949         434,949        434,949   (3)           -                      -
                            -----------     --------     -----------     ----------         -----------            -----------
    Total shareholders'
     equity                  10,836,012      434,949      11,270,961        434,949                 -               10,836,012
                            -----------     --------     -----------     ----------         -----------            -----------
Total liabilities and
 shareholders' equity       $21,956,901     $864,270     $22,821,171     $  864,270         $(3,193,000)           $25,149,901
                            ===========     ========     ===========     ==========         ===========            ===========


                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999


                                                                              Pro Forma Adjustments
                                                                           ------------------------------
                               FDC(2)          DPIS           Total          Debit              Credit               Combined
                            -----------     ----------     -----------     ----------         -----------          -----------
Information systems         $10,417,585     $1,538,199     $11,955,784     $    -             $     -              $11,955,784
Ancillary income              1,007,196          -           1,007,196          -                   -                1,007,196
System affiliates               924,148          -             924,148          -                   -                  924,148
                            -----------     ----------     -----------     ----------         -----------          -----------
 Total revenue               12,348,929      1,538,199      13,887,128          -                   -               13,887,128
                            -----------     ----------     -----------     ----------         -----------          -----------
Operating expenses
 Cost of services provided    7,678,506        768,306       8,446,812            -                   -              8,446,812
 Selling, general and
  administration              3,137,006        606,112       3,743,118        116,433   (6)       (24,750) (5)       3,834,801
                            -----------     ----------     -----------     ----------         -----------          -----------
 Total operating
  expenses                   10,815,512      1,374,418      12,189,930        116,433             (24,750)          12,281,613
                            -----------     ----------     -----------     ----------         -----------          -----------

Income from opertions         1,533,417        163,781       1,697,198        116,433             (24,750)           1,605,515
                            -----------     ----------     -----------     ----------         -----------          -----------

Other income                    224,104            -           224,104            -                   -                224,104
Interest expense               (223,230)        (3,506)       (226,736)        48,000   (7)        (3,506) (5)        (271,230)
                            -----------     ----------     -----------     ----------         -----------          -----------

Income before taxes           1,534,291        160,275       1,694,566        164,433             (28,256)           1,558,389
Income tax expense
 (benefit)                      602,533         59,302         661,835            -               (50,386) (8)         611,449
                            -----------     ----------     -----------     ----------         -----------          -----------

Net income                  $   931,758     $  100,973     $ 1,032,731     $  164,433         $   (78,642)         $   946,940
                            ===========     ==========     ===========     ==========         ===========          ===========

Basic earnings per
 share                      $       .21                                                                            $       .21
                            ===========                                                                            ===========

Weighted average
 pro forma shares
 outstanding - basic          4,441,971                                                                              4,441,971
                            ===========                                                                            ===========

Diluted earnings
 per share                  $       .19                                                                            $       .20
                            ===========                                                                            ===========

Weighted average
 pro forma shares
 outstanding - diluted        4,790,637                                                                              4,790,637
                            ===========                                                                            ===========



                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998





                                                                              Pro Forma Adjustments
                                                                           ------------------------------
                               FDC(1)          DPIS           Total          Debit              Credit               Combined
                            -----------     ----------     -----------     ----------         -----------          -----------
Information systems         $16,812,585     $3,477,837     $20,290,422     $    -             $     -              $20,290,422
Ancillary income              1,314,761          -           1,314,761          -                   -                1,314,761
System affiliates             1,862,934          -           1,862,934          -                   -                1,862,934
Training, license and
 other                           58,578          -              58,578          -                   -                   58,578
                            -----------     ----------     -----------     ----------         -----------          -----------
 Total revenue               20,048,858      3,477,837      23,526,695          -                   -               23,526,695
                            -----------     ----------     -----------     ----------         -----------          -----------
Operating expenses
 Cost of services provided   10,469,412      1,542,468      12,011,880            -                   -             12,011,880
 Selling, general and
  administration              4,910,432      1,244,314       6,154,746        232,867   (6)       (49,498) (5)       6,338,115
                            -----------     ----------     -----------     ----------         -----------          -----------
 Total operating
  expenses                   15,379,844      2,786,782      18,166,626        232,867             (49,498)          18,349,995
                            -----------     ----------     -----------     ----------         -----------          -----------

Income from opertions         4,669,014        691,055       5,360,069        232,867             (49,498)           5,176,700
                            -----------     ----------     -----------     ----------         -----------          -----------

Other income                    217,241         12,954         230,195            -                   -                230,195
Interest expense               (294,821)       (15,094)       (309,915)        96,000   (7)       (15,094) (5)        (390,821)
                            -----------     ----------     -----------     ----------         -----------          -----------

Income before taxes           4,591,434        688,915       5,280,349        328,867             (64,592)           5,016,074
Income tax expense
 (benefit)                    1,625,739        254,899       1,880,638            -     (8)       (97,782) (8)       1,782,856
                            -----------     ----------     -----------     ----------         -----------          -----------

Net income                  $ 2,965,695     $  434,016     $ 3,399,711     $  328,867         $  (162,374)         $ 3,233,218
                            ===========     ==========     ===========     ==========         ===========          ===========

Basic earnings per
 share                      $      1.11                                                                            $      1.21
                            ===========                                                                            ===========

Weighted average
 pro forma shares
 outstanding - basic          2,680,753                                                                              2,680,753
                            ===========                                                                            ===========

Diluted earnings
 per share                  $      1.07                                                                            $      1.17
                            ===========                                                                            ===========

Weighted average
 pro forma shares
 outstanding - diluted        2,769,214                                                                              2,769,214
                            ===========                                                                            ===========



                              DATAPOWER INFORMATION
                                  SYSTEMS, LLC

                              FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                                TABLE OF CONTENTS

Independent Auditors' Report.............................F - 1

Financial Statements

    Balance Sheets.......................................F - 2

    Statements of Income.................................F - 3

    Statements of Changes in Members' Equity.............F - 4

    Statements of Cash Flows.............................F - 5

Notes to Financial Statements............................F - 6

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Partners
Datapower Information Systems, LLC
San Francisco, California

We have audited the accompanying balance sheet of Datapower Information Systems, LLC as of December 31, 1998, and the related statements of income, changes in members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datapower Information Systems, LLC as of December 31, 1998 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                      Ehrhardt Keefe Steiner & Hottman PC


October 22, 1999
Denver, Colorado

                                 BALANCE SHEETS

                                             December 31,          June 30,
                                                 1998                1999
                                                                  (Unaudited)
                                             -----------         ------------
                               ASSETS

Current assets

  Cash                                         $195,320            $ 81,150
  Accounts receivable - trade (net of
   allowance for doubtful accounts of
   $23,754 (1998) and $28,759 (1999)            526,448             394,226
  Prepaids                                        2,663               1,065
                                               --------            --------
    Total current assets                        724,431             476,441

Property and equipment, net (Note 2)             54,252              62,581

Other assets                                     85,587              78,931
                                               --------            --------

                                               $864,270            $617,953
                                               ========            ========


                   LIABILITIES AND MEMBERS' EQUITY


Current liabilities
  Accounts payable                             $233,223           $179,917
  Accrued expenses                               96,396            136,401
  Current portion of long-term debt
   (Note 3)                                      32,805             34,054
                                               --------           --------
    Total current liabilities                   362,424            350,372
                                               --------           --------

Long-term debt (Note 3)                          66,897             49,570

Commitments (Notes 4 and 5)

Members' equity                                 434,949            218,011
                                               --------           --------

                                               $864,270           $617,953
                                               ========           ========

                              STATEMENTS OF INCOME

                                       For the
                                        Year         For the Six Months Ended
                                        Ended                 June 30,
                                     December 31,    --------------------------
                                         1998           1998           1999
                                     ------------    -----------    -----------
                                                            (Unaudited)

Revenues                              $ 3,477,837    $ 1,669,994    $ 1,538,199

Costs of services provided              1,542,468        714,078        768,306
                                      -----------    -----------    -----------

Gross margin                            1,935,369        955,916        769,893

Selling, general and administrative
 expenses                               1,244,314        647,782        606,112
                                      -----------    -----------    -----------
    Operating income                      691,055        308,134        163,781

Other income                               12,954           -              -
Interest expense                          (15,094)        (9,569)        (3,506)
                                      -----------    -----------    -----------
                                           (2,140)        (9,569)        (3,506)
                                      -----------    -----------    -----------

Net income                                688,915        298,565        160,275

Pro forma adjustment - provision
 for income taxes (Note 1)               (254,899)      (110,469)       (59,302)
                                      -----------    -----------    -----------

Pro forma net income                  $   434,016    $   188,096    $   100,973
                                      ===========    ===========    ===========

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998
           AND THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                  Total
                                                Partners'
                                                 Capital
                                                --------

Balance at December 31, 1997                    $158,220

Distributions                                   (412,186)

Net income for the year                          688,915
                                                --------
Balance at December 31, 1998                     434,949

Distributions (unaudited)                       (377,213)

Net income for the period (unaudited)            160,275
                                                --------
Balance at June 30, 1999 (unaudited)            $218,011
                                                ========

                            STATEMENTS OF CASH FLOWS


                                           For the                For the
                                            Year             Six Months Ended
                                            Ended                 June 30,
                                          December 31,   -----------------------
                                              1998         1998           1999
                                           ----------    ---------    ----------
                                                              (Unaudited)
Cash flows from operating
 activities

  Net income                                $ 688,915    $ 298,565    $ 160,275
                                            ---------    ---------    ---------
  Adjustments to reconcile net
   income to net cash provided by
   operating activities
   Allowance for doubtful accounts             15,422       20,748        5,005
   Depreciation and amortization               49,498       24,750       24,750
   Changes in operating assets and
    liabilities
    Accounts receivable                      (146,671)    (199,564)     127,217
    Prepaids and other assets                 (10,666)        (805)       1,598
    Accounts payable                           95,676       38,385      (53,306)
    Accrued liabilities                        (3,065)      (4,334)      40,005
                                            ---------    ---------    ---------
                                                  194     (120,820)     145,269
                                            ---------    ---------    ---------
     Net cash provided by
      operating activities                    689,109      177,745      305,544
                                            ---------    ---------    ---------

Cash flows from investing
 activities
  Purchase of property and
   equipment                                  (41,296)     (22,271)     (26,423)
                                            ---------    ---------    ---------
     Net cash used in investing
      activities                              (41,296)     (22,271)     (26,423)
                                            ---------    ---------    ---------
Cash flows from financing
 activities
  Repayment on advances from
    owners, net                               (44,644)     (20,000)        --
  Notes payable, net                          (36,216)     (20,710)     (16,078)
  Distributions to owners                    (412,186)     (60,018)    (377,213)
                                            ---------    ---------    ---------
     Net cash used in financing
      activities                             (493,046)    (100,728)    (393,291)
                                            ---------    ---------    ---------

Net increase (decrease) in cash               154,767       54,746     (114,170)

Cash, at beginning of period                   40,553       40,553      195,320
                                            ---------    ---------    ---------

Cash, at end of period                      $ 195,320    $  95,299    $  81,150
                                            =========    =========    =========

Supplemental  disclosure of cash flow  information:
  Interest paid on borrowings for the year ended December 31, 1998 was $15,094.

  Interest paid for the unaudited six months ended June 30, 1999 and 1998 was $3,506 and $9,569, respectively.

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
------------

Datapower Information Systems, LLC (the Company) was incorporated in the state of California in 1997. The Company was established for the purpose of providing information services to financial lending institutions primarily in the mortgage lending industry. The Company provides these services predominately in California.

Interim Financial Statements (Unaudited)
---------------------------------------

In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at June 30, 1999 and the results of its operations and changes in cash flows for the six months ended June 30, 1999 and 1998. The results of operations for the six months ended June 30, 1999 and 1998 are not necessarily indicative of the results to be expected for a full year.

Concentration of Credit Risk
----------------------------

In the normal course of business, the Company extends unsecured credit to virtually all of its customers related to providing information services. The Company's customers are located predominately in California. Additionally, the Company's cash balances exceeded FDIC limits by approximately $164,000 and $7,500 at December 31, 1998 and June 30, 1999 (unaudited).

Cash and Cash Equivalents
-------------------------

For purposes of the statement of cash flows, the Company considers all highly liquid short-term investments with an original maturity of three months or less to be cash equivalents. The Company held no cash equivalents at December 31, 1998 or June 30, 1999 (unaudited)

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets which range from three to seven years.

Advertising Costs
-----------------

Advertising costs are expensed as incurred. Advertising expense was $21,907, $3,147 and $2,873 for the year ended December 31, 1998 and the unaudited six month periods ended June 30, 1999 and 1998, respectively.

Income Taxes
------------

The Company has elected to be taxed as a limited liability corporation. Under these provisions, the Company is not subject to income taxes as a separate entity. Income or loss of the Company is required to be included in the income tax returns of the members'.

Included in the statement of operations are pro forma income tax adjustments computed using the statutory rates in effect, which represent the federal and state tax provisions that would have been required had the Company been taxed as a C-Corporation. The Company's assumed effective statutory rate based on pretax income was 37% for the year ended December 31, 1998 and the six month periods ended June 30, 1999 and 1998.

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Revenue Recognition
-------------------

The Company recognizes revenue generated from mortgage credit reports and other information services when the information has been provided to the customer, as substantially all required services have been performed.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including cash, receivables, accounts payable and accrued liabilities approximate their fair values as of December 31, 1998 and June 30, 1999 because of the relatively short maturity of these instruments.

The carrying amount of the long-term debt outstanding approximates its fair value as of December 31, 1998 and June 30, 1999 (unaudited) because the interest rates approximate the interest rates on debt with similar terms available to the Company.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:


                                              December 31,       June 30,
                                                 1998              1999
                                              -----------      -----------
                                                               (Unaudited)

   Equipment                                    $259,283        $277,002
   Furniture and fixtures                         67,963          68,191
   Software                                       72,858          81,334
                                                --------        --------
                                                 400,104         426,527

     Less accumulated depreciation              (345,852)      (363,946)
                                                --------       --------

                                                $ 54,252       $ 62,581
                                                ========       ========

NOTE 3 - NOTES PAYABLE




                                              December 31,       June 30,
                                                 1998              1999
                                              -----------      -----------
                                                               (Unaudited)

Unsecured note payable to an individual,
 interest at 7.5%, monthly principal and
 interest payments of $3,264 through
 October 2001.  The note is unsecured.        $   99,702        $  83,624
 Less current portion                            (32,805)         (34,054)
                                              ----------        ---------
                                              $   66,897        $  49,570
                                              ==========        =========

At June 30, 1999, future maturities of long-term debt are as follows:

     Year Ending June 30,
     --------------------

            2000                               $ 34,054
            2001                                 32,243
            2002                                 17,327
                                               --------
                                               $ 83,674
                                               ========

NOTE 4 - COMMITMENTS

The Company leases office space under an operating lease agreement which provides for monthly payments of $6,750 increasing to $7,000 per month in March 2000. The lease expires in February 2001.

In addition, the Company leases various office equipment which calls for monthly payments of approximately $1,726 and expiring through May 2003. Subsequent to June 30, 1999, the Company bought out the remaining commitment on all of the office equipment leases.

Rent expense under these operating leases totaled $29,123, $17,182 and $12,049 for the year ended December 31, 1998 and the unaudited six month period ended June 30, 1999 and 1998, respectively.

Future minimum annual office space lease payments are as follows:

     Year Ended December 31,
     -----------------------

            1999                               $ 80,500
            2000                                 83,500
            2001                                 14,000
                                               --------
                                               $178,000
                                               ========

NOTE 5 - PROFIT SHARING PLAN

The Company has implemented a profit sharing plan. All employees of age 21 or older who have been employed for one year are eligible for the plan. The Company makes contributions to the plan at its discretion. Contributions vest according to the terms of the plan. The Company's contributions to the plan totaled $22,149 for the year ended December 31, 1998. Contributions for the unaudited six month periods ended June 30, 1999 and 1998 were $0 and $0, respectively.